                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 16, 2005
                                                        -----------------

                              --------------------

                                WATER CHEF, INC.
                                ----------------
               (Exact name of Registrant as Specified in Charter)

    DELAWARE                        0-30544                   86-0515678
    --------                        -------                   ----------
(State or Other Jurisdiction       (Commission               (IRS Employer
  of Incorporation)                 File Number)            Identification No.)

         1007 GLEN COVE AVENUE, GLEN HEAD, NY               11545
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       (Address of Principal Executive Offices)           (Zip Code)

        Registrant's telephone number, including area code (516) 656-0059
                                                           --------------

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 16, 2005, Water Chef, Inc. (the "Company")  entered into a loan agreement  (the "Loan  Agreement")  with  Southridge  Partners  LP as more fully described in Item 2.03 hereof.  A copy of the Loan Agreement is attached  hereto as EXHIBIT 99.1 and incorporated herein by reference.

ITEM 2.03      CREATION OF A DIRECT FINANCIAL  OBLIGATION OR AN OBLIGATION UNDER
               AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     On November 16, 2005,  the Company  entered  into the Loan  Agreement  with
Southridge  Partners LP pursuant to which the  Company  borrowed  $250,000  (the
"Loan") at an interest rate of 8% per annum. In consideration  for the Loan, the
Company  issued a warrant for 430,000  shares of the  Company's  common stock to
Southridge  Partners LP. The  outstanding  principal  amount of the Loan and all accrued and unpaid interest are due and payable on March 16, 2006 (the "Maturity
Date").  The Loan is further  secured  pursuant  to a pledge  agreement  between
Southridge  Partners LP and David A. Conway,  the President and Chief  Executive
Officer of the  Company,  pursuant  to which Mr.  Conway has  granted a security interest to  Southridge  Partners LP in 4,000,000  shares of common stock of the
Company owned by Mr.  Conway.  At any time after the Maturity  Date,  Southridge
Partners LP is  entitled  to convert  all or a portion of the Loan plus  accrued interest into shares of the Company's common stock.

     The foregoing description of the terms and conditions of the Loan Agreement described  herein is only a summary of some of the material  provisions  of such agreement  and does not  purport  to be  complete  and  does  not  restate  such agreement in its entirety.

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES

     In consideration for the Loan, the Company issued a three-year  warrant for
430,000  shares of the Company's  common stock to  Southridge  Partners LP at an exercise price of $0.14 per share.  In addition,  at any time after the Maturity
Date, Southridge Partners LP is entitled to convert all or a portion of the Loan plus accrued  interest into shares of the Company's common stock at a conversion price equal to the current marked price multiplied by eighty-five percent (85%).
The Company issued these shares in reliance on the exemption  from  registration afforded  by  Section  4(2) of the  Securities  Act of  1933  and  Regulation  D
promulgated there under.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.

          99.1     Loan Agreement, dated as of November 16, 2005, by and between
                   Water Chef, Inc. and Southridge Partners LP.

          99.2     Registration Rights Agreement, dated as of November 16, 2005, by and between Water Chef, Inc. and Southridge Partners LP.

          99.3     Promissory  Note issued by Water Chef,  Inc. on November  16,
                   2005  to  Southridge  Partners  LP for the  principal  sum of
                   $250,000.

          99.4     Three Year Warrant  issued to  Southridge  Partners LP, dated
                   November 16, 2005, to purchase 430,000 shares of common stock at a price of $0.14 per share.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      WATER CHEF, INC.
                                      (Registrant)

Date: November 23, 2005
                                      By:  /s/ David A. Conway
                                           -------------------------------------
                                           David A. Conway
                                           President and Chief Executive Officer